Exhibit 32.1

CONTINENTAL BEVERAGE AND NUTRITION, INC.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Continental Beverage and Nutrition, Inc., (the "Company") on Form 10-QSB of the period ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, David Sackler, President and Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 15, 2005

/s/ DAVID SACKLER
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Chief Executive Officer and Financial Officer